COUNTRY INVESTORS LIFE ASSURANCE COMPANY
COUNTRY Investors Variable Annuity Account
Supplement Dated February 2, 2011
to the
Prospectus For
Individual Flexible Premium Deferred Variable Annuity Contract
(Dated May 1, 2010)
This supplement describes changes to the Investment Options available under the individual flexible premium variable annuity contract (the “Contract”) listed above issued by COUNTRY Investors Life Assurance Company (“COUNTRY,” “we,” or “our”). Please retain this supplement with your Contract prospectus for future reference.
On January 24, 2011, the Board of Trustees of COUNTRY Mutual Funds Trust (the “Board of Trustees”) voted to close the COUNTRY VP Growth Fund and the COUNTRY VP Bond Fund (together, the “COUNTRY Funds”) to new investment as of April 29, 2011, and to liquidate the COUNTRY Funds at a future date. In connection with the Board of Trustees’ decision, COUNTRY has requested the approval of the Securities and Exchange Commission (“SEC”) for the removal of the COUNTRY Funds as Investment Options under the Contract. Following our receipt of the SEC’s approval, we will automatically transfer any Accumulated Value you have in each of the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount to a different Subaccount (each, a “Replacement Subaccount,” together the “Replacement Subaccounts”) that invests in an Investment Option with investment objectives and policies comparable to that of the corresponding COUNTRY Fund (the “Substitution”). You will receive more information about the Substitution and the Replacement Subaccounts in the May 1, 2011 prospectus for the Contract.
Beginning on April 29, 2011, the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount will no longer be available to receive premiums and Accumulated Value transferred from other Subaccounts and the Declared Interest Option. You may continue to transfer Accumulated Value from the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount to the other Subaccounts and the Declared Interest Option until the date of the Substitution. Transfers made from the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount to the other Subaccounts and the Declared Interest Option between the date of this supplement and the date of the Substitution will be free of charge and do not count toward the twelve free transfers you may make each Contract Year. Although we have no current intention of increasing the amount of the transfer processing fee, we agree not to exercise our right to do so for at least 30 days after the Substitution.

Once the date of the Substitution has been determined, we will notify you of the date via U.S. mail. The COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount will cease to be available under the Contract on the date of the Substitution.
The Substitution will not result in a change in an Owner’s Accumulated Value or death benefit. Owners will not incur any fees or charges as a result of the Substitution, nor will their rights or COUNTRY’s obligations under the Contract be altered in any way. COUNTRY will bear all expenses incurred in connection with the Substitution. Within five days after the Substitution, we will forward to Owners affected by the Substitution a written notice informing them of the details regarding the Substitution.
For 30 days following the date of the Substitution, Owners whose Accumulated Value was transferred to a Replacement Subaccount as a result of the Substitution may transfer Accumulated Value from that Subaccount to the other Subaccounts and the Declared Interest Option free of charge without such transfers counting against the number of free transfers permitted each Contract Year.
If you have any questions concerning the closing of the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount, the Substitution, your Contract or if you wish to receive a prospectus for your Contract and the prospectuses for the Investment Options, please do not hesitate to call your registered representative or our Variable Product Service Center toll-free at 1-888-349-4658.